UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2009

KENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-7986	75-1695953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Pennbrook Road
P.O. Box 97
Far Hills, New Jersey		07931
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(908) 766-7221

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 25, 2009, Paul O. Koether gifted 750,000 shares of Kent Financial Services, Inc. common stock to Jennifer S. Healey, his daughter.  Concurrent with the gift, Jennifer S. Healey appointed Paul O. Koether (“Agent”) as her proxy agent, with full power of substitution, to vote the 750,000 shares of common stock in the Company with respect to all matters submitted to the shareholders at all meetings of the shareholders, or any adjournments thereof, and in all consents to any actions taken without a meeting.  The term of the appointment shall be from February 25, 2009 until the earlier of February 28, 2013 or the death or incapacity of the Agent.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.4	Irrevocable proxy agreement between Jennifer S. Healey and Paul O. Koether

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kent Financial Services, Inc.

March 2, 2009	By:	/s/ Bryan P. Healey
Name: Bryan P. Healey
Title: Chief Financial Officer